Exhibit 99.1

EXECUTION COPY

DELEGATION OF SERVICING AGREEMENT

THIS DELEGATION OF SERVICING AGREEMENT is made as of May 10, 2006 (this “Agreement”), between MBNA America Bank, National Association, a national banking association (“MBNA”) and Bank of America, National Association (USA), a national banking association (the “Subservicer”).

RECITALS

WHEREAS, MBNA in its capacity as Servicer (in such capacity, the “Servicer”) and in its capacity as Seller (in such capacity, the “Seller”) is a party to the Pooling and Servicing Agreement, dated as of August 4, 1994 (as the same may be amended, modified or supplemented, the “Master Pooling and Servicing Agreement”), between MBNA, as Seller and as Servicer, and The Bank of New York, as Trustee (the “Trustee”); and

WHEREAS, MBNA, as Seller and Servicer, and the Trustee are parties to certain supplements to the Master Pooling and Servicing Agreement (each, as may be amended, modified or supplemented from time to time, a “Series Supplement”, and the Master Pooling and Servicing Agreement as supplemented by the Series Supplements, the “Pooling and Servicing Agreement”) pursuant to which the MBNA Master Credit Card Trust II (“Master Trust II”) has issued series of investor certificates; and

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Servicer has agreed to service and administer, or cause to be serviced and administered, the Receivables (as such term is defined in the Pooling and Servicing Agreement) arising in the credit card accounts owned by the Seller that are identified by account number in Schedule I to this Agreement (the “Funding Accounts”), which Receivables are included in Master Trust II, along with assuming certain other obligations relating to Master Trust II; and

WHEREAS, subject to the terms and conditions of this Agreement, the Servicer desires to delegate to the Subservicer certain of such servicing functions relating to the Receivables arising in the Funding Accounts and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement; and

WHEREAS, subject to the terms and conditions of this Agreement, the Seller desires to delegate to the Subservicer certain functions relating to interfacing with and advancing and receiving funds through the VISA and MasterCard systems in respect of the Funding Accounts; and

WHEREAS, the Subservicer desires to accept such delegation and the rights, powers, duties, and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer and the Subservicer hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement, a copy of which has been delivered by the Servicer to the Subservicer.

2 . Engagement of the Subservicer. Pursuant to Section 8.07 of the Pooling and Servicing Agreement, the Servicer hereby delegates to the Subservicer all of the obligations and duties of the Servicer under the Pooling and Servicing Agreement with respect to administering and servicing the Receivables arising in the Funding Accounts as are identified in this Agreement or as the Servicer shall identify to the Subservicer from time to time in accordance with this Agreement, along with any and all rights and powers of the Servicer necessary to such delegation; provided that the right to receive the Servicing Fee is a right of the Servicer that is not delegated hereunder. As an administrative convenience, the Seller hereby delegates to the Subservicer the obligation of MBNA, pursuant to the Credit Card Agreements related to the Funding Accounts, to interface with and to advance and receive funds through the VISA or MasterCard systems in respect of the Funding Accounts. The Subservicer hereby accepts such delegation of obligations, duties, rights and powers.

3. Subservicing Fees. (a) As compensation for performing the subservicing and administrative obligations required under this Agreement, MBNA shall pay to the Subservicer, in immediately available funds on each Distribution Date, a subservicing fee in an amount equal to one-twelfth of the product of (i) 1.75% and (ii) the average amount of Principal Receivables existing in the Funding Accounts during the prior Monthly Period (the “Subservicing Fee”). The Subservicing Fee shall be adjusted from time to time to reflect such factors as the Servicer, the Seller and the Subservicer mutually agree will result in a Subservicing Fee determined to be fair consideration for the subservicing and administrative obligations delegated to and performed by the Subservicer.

(b) Payment of the Subservicing Fee shall be independent of, and shall not be conditioned in any way on, the receipt by the Servicer of the Servicing Fee under the Pooling and Servicing Agreement.

4. Duties of the Subservicer. (a) The Subservicer shall (i) service and administer the Receivables arising in the Funding Accounts, (ii) collect payments due under the Receivables arising in the Funding Accounts and (iii) perform such other duties of the Servicer under the Pooling and Servicing Agreement with respect to the Receivables arising in the Funding Accounts as the Servicer shall request; provided, however, that such performance shall not, unless otherwise requested by the Servicer, include (A) making or directing deposits to or withdrawals from the Collection Account, the Finance Charge Account, the Principal Account or any Series Accounts, or (B) instructing the Trustee to perform or act in any manner. In connection with such performance, the Subservicer shall, as agent for the Servicer, take all actions reasonably requested by the Servicer to subservice and administer the Receivables arising in the Funding Accounts, to collect and remit to the Servicer payments due under such Receivables and to charge-off as uncollectible such Receivables, in each case in accordance with the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and, to the extent consistent with the foregoing, the Subservicer’s customary and usual servicing procedures for servicing credit card receivables comparable to such Receivables. As agent for the Servicer, the Subservicer shall have full power and authority, acting alone or through the Servicer, to do any and all things in connection with such subservicing and administration which it may deem necessary or desirable and which is permitted of the Servicer with respect to such Receivables under the Pooling and Servicing Agreement, excluding any power to direct the Trustee or take any action with respect to the Trustee’s accounts.

(b) As an administrative convenience, the Subservicer shall interface with and advance and receive funds as agent for and on behalf of MBNA, through the VISA and MasterCard systems in respect of the Funding Accounts. In connection with such performance, the Subservicer shall, as agent for the Seller, take all actions reasonably requested by the Seller to interface with and advance and receive funds through the VISA and MasterCard systems in respect of the Funding Accounts in accordance with the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and, to the extent consistent with the foregoing, the Subservicer’s customary and usual procedures for interfacing with and advancing and receiving funds through the VISA and MasterCard systems in respect of accounts comparable to the Funding Accounts.

(c) The Subservicer shall not be obligated to use separate servicing or administrative procedures, offices, employees, or accounts for any of its duties hereunder, including subservicing the Receivables arising in the Funding Accounts and administering payments in respect of the Funding Accounts, from the procedures, offices, employees, and accounts used by the Subservicer in connection with its other activities, including servicing other comparable receivables and administering payments in respect of other comparable accounts.

(d) The Servicer shall furnish the Subservicer with any files, records, or documents necessary or appropriate to enable the Subservicer to carry out its subservicing and administrative duties hereunder. The Subservicer shall furnish the Servicer with any files, records, or documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Pooling and Servicing Agreement.

(e) The Seller shall remit to the Subservicer an amount equal to the aggregate amount advanced during any Monthly Period by the Subservicer, as agent for and on behalf of MBNA, through the VISA or MasterCard systems in respect of the Funding Accounts, no later than the Distribution Date occurring in the following Monthly Period or within ten (10) days thereafter. Except as specifically provided above, the Subservicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with its subservicing and administrative activities hereunder.

(f) The Subservicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each related Receivable and the related Funding Account, will maintain in effect all qualifications required under Requirements of Law in order to subservice properly each applicable Receivable and the related Funding Account, and will comply in all material respects with all other Requirements of Law in connection with subservicing and administering each applicable Receivable and the related Funding Account, the failure to comply with which would have a material adverse effect on Investor Certificateholders or Master Trust II.

(g) The Subservicer shall not authorize any rescission or cancellation of any Receivable arising in a Funding Account except in accordance with the applicable Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

(h) The Subservicer shall not take any action which, or omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable arising in a Funding Account or the rights of MBNA in any Funding Account. The Subservicer shall not reschedule, revise, or defer payments due on any Receivable arising in a Funding Account except in accordance with the applicable Credit Card Guidelines.

(i) Except in connection with its enforcement or collection of a Funding Account, the Subservicer shall not take any action to cause any Receivable arising in a Funding Account or any Funding Account to be evidenced by any instrument or chattel paper (as defined in the UCC).

(j) As reasonably requested by the Servicer or the Seller, the Subservicer shall (i) furnish the Servicer or the Seller, as applicable, with true and complete copies of all reports, statements, certificates, notices, and other documents received or generated by the Subservicer in connection with its duties hereunder and (ii) cooperate with the Servicer or the Seller, as applicable, in taking any and all actions which the Servicer or the Seller, as applicable, deems necessary in order for it to satisfactorily perform its obligations under the Pooling and Servicing Agreement or the Credit Card Agreements related to the Funding Accounts. Nothing in this Agreement shall be construed as granting to the Subservicer, as agent for the Servicer, any right or power with respect to the Funding Accounts or the related Receivables that is more expansive than that granted to the Servicer with respect to the servicing and administration of the Receivables arising in the Funding Accounts under the Pooling and Servicing Agreement.

(k) The Subservicer shall comply with and perform its obligations in accordance with the Credit Card Agreements and the Credit Card Guidelines in all material respects.

(l) All collections and other payments that are received by the Subservicer on the Funding Accounts, including, but not limited to, amounts received in respect of Interchange, will be distributed to the Servicer or the Seller, as applicable, on the Business Day next succeeding the date on which such collections or payments are received by the Subservicer, or such other day as may be consented to by the Servicer or the Seller, as applicable. The Subservicer agrees that all collections and other payments received by the Subservicer on the Funding Accounts will be held in trust for the Servicer or the Seller, as applicable, until distributed to the Servicer or the Seller, as applicable. Subject to this subsection 4(l), the Subservicer may commingle Collections on the Receivables arising in the Funding Accounts to the extent permitted of the Servicer under the Pooling and Servicing Agreement.

5. Reimbursement. The Subservicer shall reimburse each of the Seller and the Servicer for any loss arising from a claim or demand (including any claim for damages and any demand to accept an assignment of any Receivable arising in a Funding Account) that is made against the Seller or the Servicer under the Pooling and Servicing Agreement and that arises from the Subservicer’s misconduct, negligence, or failure to abide by the terms of this Agreement (including the provisions of the Pooling and Servicing Agreement applicable to the Seller or the Servicer).

6. Representations, Warranties, and Covenants of the Parties. Each party, severally and for and as to itself only, hereby makes the following representations, warranties, and covenants for the benefit of the other parties:

(a) Such party is and will remain a legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Such party has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted. Such party has and will have, in all material respects, full power and authority to execute, deliver, and perform its obligations under this Agreement.

(b) Such party is and will remain duly qualified to do business, is and will remain in good standing as a foreign entity (or is exempt from such requirements), and has obtained and will retain all necessary licenses and approvals, in each jurisdiction in which its obligations under this Agreement require such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(c) Such party’s execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of such party.

(d) This Agreement constitutes a legal, valid, and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally or the rights of creditors of national banking associations or by general principles of equity.

(e) The execution and delivery of this Agreement by such party, and the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it or its properties are bound.

(f) The execution and delivery of this Agreement by such party, the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with or violate any Requirements of Law applicable to such party.

(g) There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement.

(h) All authorizations, consents, orders, or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected, or given by such party in connection with the execution and delivery of this Agreement by such party, and the performance of the transactions contemplated by this Agreement by such party, have been duly obtained, effected, or given and are and will remain in full force and effect.

7. Resignation or Termination of the Subservicer. The Subservicer may resign at any time upon at least 45-days prior written notice to the Servicer and the Seller. The Servicer or the Seller may terminate the Subservicer at any time upon at least 45-days prior written notice to the Subservicer. The Servicer or the Seller also may terminate the Subservicer at any time without prior notice if (i) the Subservicer fails to perform its obligations hereunder, as determined by the Servicer or the Seller in its sole and absolute discretion or (ii) any event occurs which materially and adversely affects the ability of the Subservicer, the Servicer or the Seller to collect the applicable Receivables arising in the Funding Accounts, the ability of the Subservicer to perform its obligations hereunder, or the ability of the Servicer or the Seller to perform its obligations under the Pooling and Servicing Agreement, as determined by the Servicer, as applicable, in its sole and absolute discretion.

8. Term. Except as provided in Section 7 of this Agreement, this Agreement shall continue in full force and effect until termination of the Pooling and Servicing Agreement.

9. Notices. All notices, requests, and other communications permitted or required hereunder shall be in writing and shall be delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telex or facsimile as follows:

If to the Seller or the Servicer, addressed to:

MBNA America Bank, National Association

1100 North King Street

Wilmington, Delaware 19884-0313

Attn: Karen F. Winkler (facsimile no. (302) 432-6430),

with a copy to:

Bank of America Corporation

100 N. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Attn: Caroline Tsai (facsimile no. (704) 602-5688),

If to the Subservicer, addressed to:

Bank of America, National Association (USA)

101 N. Tryon Street

Charlotte, North Carolina 28255

Attn: Samuel R. Davis (facsimile no. (704) 386-9936),

with a copy to:

Bank of America Corporation

100 N. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Attn: Caroline Tsai (facsimile no. (704) 602-5688)

or to such other place within the United States of America as any party may designate as to itself by written notice to the other parties. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notice given by telex or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or the beginning of the next business day after receipt if received after the recipient’s normal business hours.

10. Non-Petition Covenant. Notwithstanding any prior termination of this Agreement, to the fullest extent permitted by applicable law, the Subservicer shall not petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, or cause Master Trust II to petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, any Governmental Authority for the purpose of (i) commencing or sustaining a case against Master Trust II under any bankruptcy, insolvency, or similar law, or (ii) appointing a receiver, conservator, trustee, liquidator, assignee, custodian, sequestrator, or other similar official of Master Trust II or any substantial part of any of its property.

11. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Subservicer may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Seller and the Servicer.

12. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

14. GOVERNING LAW; SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS AGREEMENT INVOLVES AT LEAST $100,000.00, AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON 6 DEL. C. § 2708. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES (A) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (B)(1) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS, AND (2) THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE UNITED STATES POSTAL SERVICE

CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (B)(1) OR (2) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

15. Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16. Entire Agreement; Amendments; Waiver. This Agreement constitutes the entire agreement of the parties on the subject matter addressed herein and supersedes any other agreement of the parties on such subject matter. This Agreement may not be amended, and no rights hereunder may be waived, except by a written document signed by the duly authorized representatives of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

17. Ownership of Funding Accounts. Nothing in this Agreement (including the authority and the obligation of the Subservicer, as agent for the Seller, to interface with and to advance and receive funds through the VISA and MasterCard systems in respect of the Funding Accounts) shall limit or diminish, or be construed as limiting or diminishing, the Seller’s absolute ownership of the Funding Accounts and, immediately prior to their transfer to the Trustee pursuant to the Pooling and Servicing Agreement, the Receivables arising in the Funding Accounts and the related Interchange. The Subservicer acknowledges and agrees that at no time shall it own or hold any right, title, or interest in, to, or under any Funding Account, any Receivable arising in any Funding Account, or any related Interchange.

18. Regulation AB. The parties acknowledge and agree that the purpose of this Section 18 is to facilitate compliance by MBNA, as Seller or as Servicer, with the provisions of Regulation AB and related rules and regulations of the Commission. For the purposes of this Agreement, “Regulation AB” shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time. For the purposes of this Agreement, “Securities Act” shall mean the Securities Act of 1933, as amended. For the purposes of this Agreement, “Commission” shall mean the Securities and Exchange Commission. MBNA shall not exercise its right to request delivery of information or other performance under this Section 18 other than in good faith, or for purposes other than MBNA’s compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). For the purposes of this Agreement, “Exchange Act” shall mean the Securities Act of 1934, as amended. The Subservicer agrees to cooperate in good faith with any reasonable request by MBNA for information regarding the Subservicer which is required in order to enable MBNA to comply with the provisions of Items 1103(a)(1), 1108, 1117, 1119, 1122 and 1123 of Regulation AB as it relates to MBNA or to MBNA’s obligations under the Pooling and Servicing Agreement or any supplement thereto.

19. Delegation of Subservicing. It is understood and agreed by the parties hereto that, other than the duties to be performed by the Subservicer pursuant to Section 4(b), the Subservicer may delegate certain of its duties hereunder to Total Systems, Inc. or any affiliate of the Subservicer who agrees to conduct such duties in accordance with the Credit Card Guidelines, the Pooling and Servicing Agreement and this Agreement. Any such delegations shall not relieve the Subservicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MBNA AMERICA BANK, NATIONAL ASSOCIATION

By:	/s/ Karen F. Winkler
Name:	Karen F. Winkler
Title:	Senior Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION (USA)

By:	/s/ Samuel Davis
Name:	Samuel Davis
Title:	Vice President

[SIGNATURE PAGE TO MBNA MASTER CREDIT CARD TRUST II DELEGATION OF SERVICING AGREEMENT]

SCHEDULE I

LIST OF ACCOUNTS